Corporate information	12 Months Ended
Dec. 31, 2019
Corporate information
Corporate information

Section 1— Corporate information

1.1         Organization

Forward Pharma A/S (the “Company” or “Parent”) is a limited liability company incorporated and domiciled in Denmark. The registered office is located in Copenhagen, Denmark. The consolidated financial statements include the Company’s directly, and indirectly, owned German, United States and two Danish subsidiaries, identified as follows: Forward Pharma GmbH (“FP GmbH”), Forward Pharma USA, LLC (“FP USA”), Forward Pharma FA ApS (“FA”) and Forward Pharma Operations ApS (“Operations”), respectively (also see Restructuring below). The Company and its subsidiaries are collectively referred to as the “Group.” The Company’s board of directors authorized the issuance of the financial statements included herein on April 24, 2020.

As discussed in more detail in Note 1.2, effective as of February 1, 2017, the Company entered into a Settlement and License Agreement (the “License Agreement”) with two wholly owned subsidiaries of Biogen Inc. (collectively “Biogen”). Prior to entering into the License Agreement, the Company was actively developing FP187 ®, a proprietary formulation of dimethyl fumarate (“DMF”), for the treatment of multiple sclerosis (“MS”) patients. The Company announced on March 1, 2017 plans to complete the remaining research and development efforts of FP187 ® and pursue an organizational realignment to reduce personnel and operating expenses by mid-year 2017. The organizational realignment was substantially completed by September 30, 2017.  As discussed in Note 1.2, the Company has permanently discontinued the development of DMF formulations, including FP187 ®.

Under the terms of the License Agreement, the Parent restructured its operations (the “Restructuring”) on June 30, 2017 whereby the Parent transferred to Operations (a newly created wholly owned Danish limited liability company) certain assets and liabilities, including the legal and beneficial rights, title and interest to defined intellectual property (the “IP”), and Operations transferred the IP to FWP IP ApS (“FWP IP”) (a newly created wholly owned Danish limited liability company). The final step in the Restructuring was completed on November 22, 2017 when the capital stock of FWP IP was sold (the “Sale”) to a newly formed Danish limited liability company (FWP HoldCo ApS, referred to as “HoldCo”) owned and controlled by a newly formed independent Danish foundation (FWP Fonden, referred to as the “Foundation”). In consideration for the capital stock of FWP IP, HoldCo paid Operations 336,000 Danish Kroner (“DKK”) ($54,000 based on the December 31, 2017 exchange rate).

The Foundation’s three-member board includes one independent director and one director appointed by each of the Parent and Biogen. Accordingly, the Parent does not control, nor does it have exposure or rights to variable returns from the Foundation, HoldCo or FWP IP. During November 2017, the Group contributed 5 million DKK ($805,000 based on the December 31, 2017 exchange rate) as the initial capitalization of the Foundation and is obligated to pay 100,000 DKK ($15,000 based on the December 31, 2019 exchange rate) annually (the “Annual Funding”) to FWP IP in exchange for FWP IP agreeing to hold, prosecute and maintain the IP in accordance with certain agreements. The Group is only obligated to remit the Annual Funding through the last to expire, or invalidation of, the licensed patents underlying the IP; however, the Company’s obligation to remit the Annual Funding would be discontinued earlier if certain events, as defined in the License Agreement, occur.

On August 2, 2017, the Company’s shareholders approved a 10-for-1 share split (the “Share Split”). Except if disclosed otherwise, all share and per share information contained in the accompanying financial statements has been adjusted to reflect the Share Split as if it had occurred at the beginning of the earliest period presented. Subsequent to the Share Split, the nominal value of an ordinary share of the Parent is 0.01 DKK. See Note 3.5 for additional information regarding share and per share information.

On August 2, 2017, the Company’s shareholders approved a capital reduction with a corresponding shareholder distribution of 917.7 million Euros (“EUR”) ($1.1 billion) (the “Capital Reduction”). The funds for the Capital Reduction were distributed to shareholders during September 2017. The Capital Reduction was executed through the annulment of 80% of the ordinary shares outstanding post Share Split. Currently, there are no plans to distribute funds to shareholders in the future.

1.2          Intellectual Property Proceedings and the Settlement and License Agreement

On February 1, 2017, the License Agreement with Biogen and certain additional parties became effective. The License Agreement provided Biogen with a co-exclusive license in the United States, and an exclusive license outside the United States, to the IP, effective as of February 9, 2017. In accordance with the License Agreement, Biogen paid the Company a non‑refundable fee of $1.25 billion (“Non‑refundable Fee”) in February 2017.

Background

On April 13, 2015, an administrative patent judge at the United States Patent Trial and Appeal Board ("PTAB") declared Patent Interference No. 106,023 (the "Interference Proceeding") between the Company's United States Patent Application No. 11/567,871 and United States Patent No. 8,399,514B2 held by a subsidiary of Biogen, Inc. The License Agreement did not resolve the Interference Proceeding between the Company and Biogen or the pending opposition proceeding against the Company's European patent EP2801355 (the "Opposition Proceeding"). The License Agreement allows for the PTAB and the United States Court of Appeals for the Federal Circuit (the "Federal Circuit"), as applicable, and the Opposition Division, the Technical Board of Appeal (the “TBA”) and the Enlarged Board of Appeal of the European Patent Office (the “EPO”), as applicable, to make final determinations in the proceedings before them. As discussed further below, the final determinations in the proceedings would determine whether future royalties are due to the Company in accordance with the License Agreement. An unsuccessful outcome in the Interference Proceeding would result in the Company not being entitled to royalties based on Biogen’s future net sales in the United States, as defined in the License Agreement, and an unsuccessful outcome in the Opposition Proceeding would result in the Company not being entitled to royalties on Biogen’s future net sales outside the United States, as defined in the License Agreement.

Interference Proceeding

On March 31, 2017, the PTAB issued a decision in the Interference Proceeding in favor of Biogen. The PTAB ruled that the claims of the Company’s United States Patent Application No. 11/567,871 are not patentable due to a lack of adequate written description. On May 30, 2017, the Company filed a notice of appeal with the Federal Circuit seeking to have the PTAB’s decision overturned and the Interference Proceeding reinstated. On October 24, 2018, the Federal Circuit affirmed the PTAB’s decision.  On November 21, 2018, the Company filed a petition for rehearing of the Federal Circuit’s decision. The rehearing request was denied on January 2, 2019 and the Federal Circuit’s decision became final on January 9, 2019. The Federal Circuit’s final decision ended the Interference Proceeding in favor of Biogen.  As a result of the unsuccessful outcome of the Interference Proceeding, the Company will not receive royalties from Biogen based on Biogen’s future net sales in the United States, as defined in the License Agreement.

On March 25, 2019, the Company received notice from Biogen of their exercise of the option to purchase the intellectual property in the United States associated with the Company (the “U.S. IP”) pursuant to the License Agreement. The Foundation and Biogen have consummated the assignment of the U.S. IP to Biogen upon the execution of assignment agreements and the payment of a nominal amount by Biogen to FWP IP, and Biogen has assumed ownership and responsibility for the assigned U.S.IP. In addition, the Company will not be able to develop or commercialize any therapy for the treatment of any human disease or condition using DMF, including FP187®.

As a result of entering into the License Agreement, combined with the unsuccessful outcome in the Interference Proceeding and Biogen’s exercise of its option to purchase the U.S. IP, the Company has permanently discontinued the development of DMF formulations, including FP187®. Therefore, sources of revenue derived from customers in the United States are not expected.

Opposition Proceeding

If the Company is successful in the Opposition Proceeding (i.e., the Company obtains, as a result of the Opposition Proceeding, and any appeals therefrom, a patent with a claim covering oral treatment of MS with 480 mg/day of DMF), it would be eligible to collect a 10% royalty from January 1, 2021 to December 31, 2028 and a 20% royalty from January 1, 2029 until the earlier of the expiration or invalidation of the patents defined in the License Agreement, on a country-by-country basis on Biogen's net sales outside the United States of DMF-containing products indicated for treating MS that, but for the license granted under the License Agreement, would infringe a Company patent, provided that other conditions of the License Agreement are satisfied. Among the conditions that need to be satisfied for any royalty to be payable by Biogen to the Company is the absence of generic entry in a particular geography having a particular impact as defined in the License Agreement. Given the expected timeline for the resolution of the Opposition Proceeding, including any appeals, the earliest time the Company may expect to receive any royalty income from the License Agreement, if at all, is 2023. If the Company is unsuccessful in the Opposition Proceeding and any appeals therefrom, the Company would not be entitled to future royalties on Biogen's net sales outside the United States, as defined in the License Agreement.

On January 29, 2018, the Opposition Division of the EPO concluded the oral proceeding concerning patent EP2801355 and issued an initial decision in the Opposition Proceeding. The Opposition Division revoked patent EP2801355 after considering third-party oppositions from several opponents. On March 22, 2018, the Opposition Division issued its written decision with detailed reasons for the decision, on May 7, 2018, the Company submitted its notice of appeal, and on August 1, 2018, the Company submitted the detailed grounds for the appeal. On July 8, 2019, the Company received notice from the EPO that the appeal will be heard by the TBA of the EPO on June 18, 2020 (the “2020 Hearing”). However, the 2020 Hearing may be delayed as a result of the ongoing novel coronavirus 2019 ("COVID-19") pandemic and, if the 2020 Hearing is delayed, a new hearing date is currently unknown. Management expects the TBA to issue a ruling on the same day as the hearing with a fully-argued decision to follow approximately two months after the 2020 Hearing.

If the Company receives a favorable ruling following the 2020 Hearing, it is expected that the TBA will remand the case to the Opposition Division, in order for the Opposition Division to resolve the remaining elements of the original opposition. Management estimates that the Opposition Division would take approximately two to three years to resolve the remaining elements of the original opposition. However, delays can occur that would extend the time needed for the Opposition Division to reach a conclusion on the remaining elements of the original opposition. The Company is not entitled to any royalty payments from the License Agreement until and unless all remaining elements of the original opposition are resolved in its favor. As such, the earliest time the Company may expect to receive any revenues from the License Agreement, if at all, is 2023.

If the Company receives an unfavorable ruling in the 2020 Hearing, it would, for all practical purposes, represent an unsuccessful outcome of the Opposition Proceeding, resulting in no royalties being due to the Company from Biogen based on Biogen's future net sales outside the United States, as defined in the License Agreement. The Company may request a rehearing of the 2020 Hearing with the Enlarged Board of Appeal of the EPO in an effort to overturn the unfavorable outcome, but the likelihood of getting a rehearing is low. The denial of a request to rehear would end the Opposition Proceeding in favor of the opponents.

Aditech Pharma AG

The receipt of the Non‑refundable Fee in February 2017 triggered a $25 million obligation payable to Aditech Pharma AG in accordance with the addendum to the patent transfer agreement between the Company and Aditech Pharma AG. See Note 6.2.

1.3          Public listing of American Depositary Shares representing Ordinary Shares

During the fourth quarter of 2014, the Company completed the initial public offering (“IPO”) of American Depositary Shares (“ADS”) representing ordinary shares of the Company in the United States and issued 11.2 million ADSs at a price per ADS of $21.00 to investors. The IPO proceeds totaled $235.2 million before deducting the underwriters’ commission  and other direct and incremental costs associated with the IPO.

Prior to the Share Split, each ADS represented one ordinary share. At the time of the Share Split and after the subsequent Capital Reduction, each ADS represented ten ordinary shares and two ordinary shares, respectively. In addition, on December 6, 2019, an ADS ratio change was implemented that resulted in each ADS representing fourteen (14) ordinary shares (see Note 1.4).

1.4           Nasdaq’s Continued Listing Requirements

Prior to August 26, 2019, the Company’s ADSs were listed on the Nasdaq Stock Market (“Nasdaq”) Global Select Exchange (“GSE”). Nasdaq has continued listing requirements (“Continued Listing Requirements” or “CLR”) that the Company must maintain in order to remain listed on the GSE. The CLRs include, amongst others, maintaining a minimum market value, as defined by the CLR, (“Minimum Market Value”) and maintaining a minimum bid price of at least $1.00 per ADS, as defined by the CLR, (“Minimum Bid Price”). The Company’s ADSs, during 2019, did not maintain the Minimum Market Value nor did it maintain the Minimum Bid Price requirements as required by the CLR to remain listed on the GSE. As the result of not maintaining the Minimum Market Value and the Minimum Bid Price, the Company received noncompliance letters from Nasdaq regarding the Minimum Market Value on June 21, 2019 and the Minimum Bid Price on June 25, 2019. Each noncompliance letter provided for a 180-day grace period for the Company to regain compliance with the CLR.

On August 22, 2019, the Company received approval (“Approval Letter”) from Nasdaq that the Company’s application to transfer its listing from the GSE to Nasdaq’s Capital Market (“CM”) had been approved. The Company’s ADSs commenced trading on the CM on August 26, 2019. As the result of the Company’s listing being transferred to the CM, which has a less onerous Minimum Market Value than the GSE, it has gained compliance with Minimum Market Value as stated in the Approval Letter.

Effective on December 6, 2019, the Company implemented an ADS ratio change (the “Ratio Change”) in order to regain compliance with Nasdaq’s Minimum Bid Price. The ADS ratio was changed from two ordinary shares per ADS to fourteen (14) ordinary shares per ADS through a reduction of the number of outstanding ADSs. On December 20, 2019, the Company received acknowledgement from Nasdaq that it had regained compliance with the Minimum Bid Price requirement. The Ratio Change had no effect on the total outstanding ordinary shares of the Company.

In the future, if the Company fails to maintain compliance with the CLR, the Company’s ADSs would likely be delisted from the CM and begin trading on the over-the-counter market (pink sheets).

The Parent’s ADSs traded under the symbol “FWP” while listed on the GSE and continue to be traded under the symbol “FWP” while listed on the CM.

1.5         Going Concern

The Group currently estimates that there will be adequate liquidity to continue as a going concern beyond the next twelve months; however, if the Company fails to prevail in the Opposition Proceeding, including all appeals, as discussed in Note 1.2, future revenues are unlikely, the Company’s ability to continue as a going concern long-term would be uncertain, and management would consider, amongst other things, an orderly wind-down of operations.